EXHIBIT 10.160

                   THIRD AMENDED AND RESTATED PROMISSORY NOTE

$15,000,000.00

                                                              December ___, 2003

Bluegreen Corporation, a Massachusetts corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33341
(Hereinafter referred to as "Bluegreen Corporation")

Bluegreen Resorts Management, Inc., a Delaware corporation f/k/a RDI Resort Services Corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Vacations Unlimited, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Holding Corporation (Texas), a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Properties of the Southwest One, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Southwest One, L.P., a Delaware limited partnership
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Asset Management Corporation, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Carolina Lands, LLC, a Delaware limited liability company 4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Corporation of Tennessee, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Corporation of the Rockies, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Properties of Virginia, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Resorts International, Inc., a Delaware corporation

4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Carolina National Golf Club, Inc., a North Carolina corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Leisure Capital Corporation, a Vermont corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen West Corporation, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BG/RDI Acquisition Corp., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Corporation Great Lakes (WI), a Wisconsin corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Corporation of Canada, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Golf Clubs, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Interiors, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Southwest Land, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

New England Advertising Corp., a Vermont corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

South Florida Aviation, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Winding River Realty, Inc., a North Carolina corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Jordan Lake Preserve Corporation, a North Carolina corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431


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

Leisure Communication Network, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Managed Assets Corporation, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

travelheads, inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Encore Rewards, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Leisurepath, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BXG Realty, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Mystic Shores Realty, Inc., a Texas corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Brickshire Realty, Inc., a Virginia corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Catawba Falls, LLC, a North Carolina corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Preserve at Jordan Lake Realty, Inc., a North Carolina corporation 4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Purchasing & Design, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Great Vacation Destinations, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Lake Ridge Realty, Inc., a Texas corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

(Individually and collectively, jointly and severally the "Borrower")


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

Wachovia Bank, National Association
214 North Hogan Street - FL0070
Jacksonville, Florida 32202
(Hereinafter referred to as "Bank")

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, at its office indicated above or wherever else Bank may specify, the sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) or such sum as may be advanced and outstanding from time to time, with interest on the unpaid principal balance at the rate and on the terms provided in this Third Amended and Restated Promissory Note (including all renewals, extensions or modifications hereof, ("Note").

RENEWAL/MODIFICATION. This Note amends, restates renews, extends, increases and modifies in its entirety that certain Second Amended and Restated Promissory Note dated December 31, 2002 (the "Original Promissory Note"), evidencing an original principal amount of $12,500,000.00 of which $0.00 is currently outstanding, the original of which is attached to this Note. This Note is not a novation.

LOAN AGREEMENT. This Note is subject to the provisions of that certain Third Amended and Restated Loan Agreement between Bank and Borrower dated of even date herewith, as modified from time to time (the "Loan Agreement").

INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note from the date hereof at the LIBOR Market Index Rate plus 2.00%, as that rate may change from day to day in accordance with changes in the LIBOR Market Index Rate ("Interest Rate"). "LIBOR Market Index Rate", for any day, is the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source or interbank quotation).

DEFAULT RATE. In addition to all other rights contained in this Note, if a Default (as defined herein) occurs and as long as a Default continues, all outstanding Obligations shall bear interest at the Interest Rate plus 3% ("Default Rate"). The Default Rate shall also apply from acceleration until the Obligations or any judgment thereon is paid in full.

INTEREST AND FEE(S) COMPUTATION (ACTUAL/360). Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective interest yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the Actual/360 Computation produces an annualized effective rate exceeding the nominal rate.

REPAYMENT TERMS. This Note shall be due and payable in consecutive monthly payments of accrued interest only, commencing on January 31, 2004, and continuing on the last day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on December 31, 2004 (the "Maturity Date").

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. If a Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS. Loan Documents. The term "Loan Documents" used in this Note and the other Loan Documents refers to all documents executed in connection with or related to the loan evidenced by this


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

Note and any prior notes which evidence all or any portion of the loan evidenced by this Note, and any letters of credit issued pursuant to any loan agreement to which this Note is subject, any applications for such letters of credit and any other documents executed in connection therewith or related thereto, and may include, without limitation, the Loan Agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss.
101). Obligations. The term "Obligations" used in this Note refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Document(s), and all obligations under any swap agreements (as defined in 11 U.S.C. ss. 101) between Borrower and Bank whenever executed. Certain Other Terms. All terms that are used but not otherwise defined in any of the Loan Documents shall have the definitions provided in the Uniform Commercial Code.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to Bank a late charge equal to 5% of each payment past due for 10 or more days.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Obligations including, without limitation, reasonable arbitration, attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Bank in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

DEFAULT. If any of the following occurs, a default ("Default") under this Note shall exist: Nonpayment; Nonperformance. The failure of timely payment or performance of the Obligations or Default under this Note not paid within five
(5) days of the applicable due date or the failure of timely performance of any other Obligations under any other Loan Document, not cured within fifteen (15) days after written notice from Bank to Borrower. Borrower's right to cure shall be applicable only to curable defaults and shall not apply, without limitation, to Defaults based upon False Warranty or Cessation; Bankruptcy or any financial covenant. False Warranty. A warranty or representation made or deemed made in the Loan Documents or furnished Bank in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false. Cross Default. At Bank's option, any default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower, any Subsidiary or Affiliate of Borrower, any general partner of or the holder(s) of the majority ownership interests of Borrower with Bank or its affiliates, including without limitation that certain loan from Bank to Bluegreen Corporation, a Massachusetts corporation, and Bluegreen Communities of Georgia, LLC, a Georgia limited liability company dated November 13, 2003, in the original principal amount of $7,910,000.00 (as same may be increased, amended or modified in the future) ("Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, except that the term "Borrower" shall be substituted for the term "Debtor" therein; "Subsidiary" shall mean any business in which Borrower holds, directly or indirectly, a controlling interest), which is not cured within the applicable cure period. Cessation; Bankruptcy. The dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against Borrower, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Borrower, or any party to the Loan Documents. Material Capital Structure or Business Alteration. Without prior written consent of Bank, (i) the sale of substantially all of the business or assets of Borrower or a material portion (25% or more) of such business or assets if such a sale is outside the ordinary course of business of Borrower or more than 50% of the outstanding stock or voting power of or in any such entity in a single transaction or a series of transactions; or (ii)


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

should any Borrower enter into any merger or consolidation other than with another Borrower or any of Borrower's Subsidiaries or Affiliates or with any existing shareholder owning more than 35% of the stock of Bluegreen Corporation. Material Capital Structure or Business Alteration of Borrower's Subsidiaries or Affiliates. Borrower's failure to provide Bank with an annual report detailing (in such detail as required by bank) any of the following transactions: (i) a material alteration in the kind or type of Borrower's Subsidiaries' or Affiliates' business; (ii) the sale of substantially all of the business or assets of any of Borrower's Subsidiaries or Affiliates, or a material portion (10% or more) of such business or assets if such a sale is outside the ordinary course of business of Borrower's Subsidiaries or Affiliates or any guarantor, or more than 50% of the outstanding stock or voting power of or in any such entity in a single transaction or a series of transactions; (iii) Borrower's Subsidiaries' or Affiliates' acquisition of substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity; or (iv) should any of Borrower's Subsidiaries or Affiliates or any guarantor enter into any merger or consolidation other than with another one of Borrower's Subsidiaries or Affiliates.

REMEDIES UPON DEFAULT. If a Default occurs under this Note or any Loan Documents, not cured within the applicable cure period, Bank may at any time thereafter, take the following actions: Bank Lien. Foreclose its security interest or lien against Borrower's accounts without notice. Acceleration Upon Default. Accelerate the maturity of this Note and, at Bank's option, any or all other Obligations, whereupon this Note and the accelerated Obligations shall be immediately due and payable. Cumulative. Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

LINE OF CREDIT ADVANCES. Borrower may borrow, repay and reborrow, and Bank may advance and readvance under this Note respectively from time to time until the maturity hereof (each an "Advance" and together the "Advances"), so long as the total principal balance outstanding under this Note at any one time does not exceed the principal amount stated on the face of this Note, subject to the limitations described in that certain Amended and Restated Loan Agreement to which this Note is subject. Bank's obligation to make Advances under this Note shall terminate during any period Borrower is in Default. As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in the Loan Documents is true as of such date.

If Borrower subscribes to Bank's cash management services and such services are applicable to this line of credit, the terms of such service shall control the manner in which funds are transferred between the applicable demand deposit account and the line of credit for credit or debit to the line of credit.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank and Borrower. No waiver by Bank of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Except as otherwise provided, each Borrower liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that Bank may extend, or renew this Note for any period, and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any other Borrower or any other person liable under this Note or other Loan Documents, all without notice to or consent of each Borrower or each person who may be liable under this Note or any other Loan Document and without affecting the liability of Borrower or any person who may be liable under this Note or any other Loan Document.


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

MISCELLANEOUS PROVISIONS. Assignment. This Note and the other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note and the other Loan Documents are freely assignable, in whole or in part, by Bank. In addition, nothing in this Note or any of the other Loan Documents shall prohibit Bank from pledging or assigning this Note or any of the other Loan Documents or any interest therein to any Federal Reserve Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. Applicable Law; Conflict Between Documents. This Note and, unless otherwise provided in any other Loan Document, the other Loan Documents shall be governed by and construed under the laws of the state named in Bank's address shown above without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of any loan agreement or any commitment letter that survives closing, the terms of this Note shall control. Borrower's Accounts. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower's accounts with Bank and any of its affiliates. Jurisdiction. Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state named in Bank's address shown above. Severability. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. Notices. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above (attention Borrower's Corporate General Counsel) or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. Plural; Captions. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. Binding Contract. Borrower by executions of and Bank by acceptance of this Note agree that each party is bound to all terms and provisions of this Note. Advances. Bank may, in its sole discretion, make other advances which shall be deemed to be advances under this Note, even though the stated principal amount of this Note may be exceeded as a result thereof. Joint and Several Obligations. Each entity who signs this Note as a Borrower is jointly and severally obligated. Fees and Taxes. Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

THIRD AMENDED AND RESTATED PROMISSORY NOTE. This Note, amends, replaces and supercedes in its entirety that certain Second Amended and Restated Promissory Note dated December 31, 2002 executed by Borrower in favor of Bank (the "Original Renewal Note"). Should there be any conflict between any of the terms of the Original Renewal Note, and the terms of this Note, the terms of this Note shall control.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. Special Rules. All arbitration hearings shall be conducted in Broward County, Florida. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The


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

expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. Preservation and Limitation of Remedies. Notwithstanding the proceeding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. Waiver of Exemplary Damages. The parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially. Waiver of Jury Trial. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

                     [EXECUTIONS COMMENCE ON FOLLOWING PAGE]


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

            IN WITNESS WHEREOF, Borrower, jointly and severally, on the day and year first above written, has caused this Note to be executed under seal.

                             Bluegreen Corporation, a Massachusetts corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 03-0300793

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Corporation, a Massachusetts corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: DD 063697
                             My Commission Expires: November 11, 2005

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]


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

                             Bluegreen Resorts Management, Inc., a Delaware corporation f/k/a RDI Resort Services Corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             John Chiste, Vice President
                                 Taxpayer Identification Number: 65-0520217

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Vice President of Bluegreen Resorts Management, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]


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

                             Bluegreen Vacations Unlimited, Inc., a Florida corporation

CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 65-0433722

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Vacations Unlimited, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]


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

                             Bluegreen Holding Corporation (Texas), a Delaware corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 65-0796382

State of Florida     )
                     ) SS:
County of PALM BEACH )

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Holding Corporation (Texas), a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]


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

                             Properties of the Southwest One, Inc., a Delaware corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 03-0315835

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Properties of the Southwest One, Inc., a Delaware corporation , on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: _________________________
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]


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

                             Bluegreen Southwest One, L.P., a Delaware limited partnership

                         By: Bluegreen Southwest Land, Inc., a Delaware
                             corporation, Its General Partner


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 65-0796380

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Southwest Land, Inc. a Delaware corporation, the General Partner of Bluegreen Southwest One, L.P., a Delaware limited partnership, on behalf of the limited partnership. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Bluegreen Asset Management Corporation, a Delaware corporation, successor by merger to Bluegreen Corporation of Montana


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 03-0325365

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Asset Management Corporation, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Bluegreen Carolina Lands, LLC, a Delaware limited liability company

                             By: Bluegreen Corporation, a Massachusetts
                                 corporation, its Managing Member


CORPORATE                         By: /S/ JOHN F. CHISTE
SEAL                                  ------------------
                                      John Chiste, Treasurer
                                      Taxpayer Identification Number: 65-0941345

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Corporation, a Massachusetts corporation, the Managing Member of Bluegreen Carolina Lands, LLC, a Delaware limited liability company, on behalf of the limited liability company and corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Bluegreen Corporation of Tennessee, a Delaware corporation

CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 03-0316460

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Corporation of Tennessee, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Bluegreen Corporation of the Rockies, a Delaware corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 65-0349373

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Corporation of the Rockies, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Bluegreen Properties of Virginia, Inc., a Delaware corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 52-1752664

State of Florida     )
                     ) SS:
County of PALM BEACH )

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Properties of Virginia, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Bluegreen Resorts International, Inc., a Delaware corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Vice President
                                 Taxpayer Identification Number: 65-0803615

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Vice President of Bluegreen Resorts International, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Carolina National Golf Club, Inc., a North Carolina corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 62-1667685

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Carolina National Golf Club, Inc., a North Carolina corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Leisure Capital Corporation, a Vermont corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 03-0327285

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Leisure Capital Corporation, a Vermont corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Bluegreen West Corporation, a Delaware corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 59-3300205

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen West Corporation, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             BG/RDI Acquisition Corp., a Delaware corporation

CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 65-0776572

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of BG/RDI Acquisition Corp., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Bluegreen Corporation Great Lakes (WI), a Wisconsin corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 36-3520208

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Corporation Great Lakes (WI), a Wisconsin corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Bluegreen Corporation of Canada, a Delaware corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 03- 0311034

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Corporation of Canada, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Bluegreen Golf Clubs, Inc., a Delaware corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 65-0912659

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Golf Clubs, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Bluegreen Interiors, LLC, a Delaware limited liability company

                             By: Bluegreen Vacations Unlimited, Inc., a Florida
                                 corporation, its Managing Member

CORPORATE                         By: /S/ JOHN F. CHISTE
SEAL                                  ------------------
                                      John Chiste, Treasurer
                                      Taxpayer Identification Number: 65-0929952

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Vacations Unlimited, Inc., a Florida corporation, the Managing Member of Bluegreen Interiors, LLC, a Delaware limited liability company, on behalf of the limited liability company and corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Bluegreen Southwest Land, Inc., a Delaware corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 65-0912249

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Southwest Land, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             New England Advertising Corp., a Vermont corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 03-0295158

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of New England Advertising Corp., a Vermont corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             South Florida Aviation, Inc., a Florida corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 65-0341038

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of South Florida Aviation, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Winding River Realty, Inc., a North Carolina corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 56-20955309

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Winding River Realty, Inc., a North Carolina corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Jordan Lake Preserve Corporation, a North Carolina corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 65-1038536

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Jordan Lake Preserve Corporation, a North Carolina corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Leisure Communication Network, Inc., a Delaware corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 65-1049209

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Leisure Communication Network, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________
                             My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Managed Assets Corporation, a Delaware corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 65-1079961

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Managed Assets Corporation, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]
                             travelheads, inc., a Florida corporation

CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Vice President
                                 Taxpayer Identification Number: 65-1129982

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Vice President of travelheads, inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Encore Rewards, Inc., a Delaware corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Vice President
                                 Taxpayer Identification Number: 65-1138973

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Vice President of Encore Rewards, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Leisurepath, Inc., a Florida corporation

CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             -------------------
                                 John Chiste, Vice President
                                 Taxpayer Identification Number: 03-0407452

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Vice President of Leisurepath, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             BXG Realty, Inc., a Delaware corporation

CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 04-3693479

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of BXG Realty, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Mystic Shores Realty, Inc., a Texas corporation

CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 04-3678944

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Mystic Shores Realty, Inc., a Texas corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Brickshire Realty, Inc., a Virginia corporation

CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 01-0706966

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Brickshire Realty, Inc., a Virginia corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Catawba Falls, LLC, a North Carolina limited liability company

                             By: Bluegreen Corporation, a Massachusetts
                                 corporation, its Managing Member


CORPORATE                         By: /S/ JOHN F. CHISTE
SEAL                                  ------------------
                                      John Chiste, Treasurer
                                      Taxpayer Identification Number: 03-0466014

State of Florida     )
                     ) SS:
County of PALM BEACH )

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Corporation, a Massachusetts corporation, the Managing Member of Catawba Falls, LLC, a North Carolina limited liability company, on behalf of the company and corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Preserve at Jordan Lake Realty, Inc., a North Carolina corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 06-1638828

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Preserve at Jordan Lake Realty, Inc., a North Carolina corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Bluegreen Purchasing & Design, Inc., a Florida corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             -------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 54-2064090

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Purchasing & Design, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Great Vacation Destinations, Inc., a Florida corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 51-0420655

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Great Vacation Destinations, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Lake Ridge Realty, Inc., a Texas corporation


CORPORATE                    By: /S/ JOHN F. CHISTE
SEAL                             ------------------
                                 John Chiste, Treasurer
                                 Taxpayer Identification Number: 55-0794661

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Lake Ridge Realty, Inc., a Texas corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                             Print or Stamp Name: Jeffrey C. Lorenz
                             Notary Public, State of Florida at Large
                             Commission No.: ____________________________